                                                                    Exhibit 10.9

                        STOCK OPTION AMENDMENT AGREEMENT

      This Agreement is made and entered into on this 29th day of December, 2006 between Broadcom Corporation (the "Company") and the undersigned holder of one or more options to purchase shares of the Company's Class A and/or Class B common stock (the "Optionee").

      WHEREAS, the Company previously granted to Optionee the options identified on attached SCHEDULE I (the "Options") to purchase shares of the Company's Class A and/or Class B common stock under the Company's 1998 Stock Incentive Plan, as amended and restated (the "Plan").

      WHEREAS, the Company and the Optionee entered into a formal Stock Option Agreement (the "Option Agreement") evidencing each such Option.

      WHEREAS, to avoid any potentially adverse tax consequences under Section 409A of the Internal Revenue Code of 1986, as amended, and any comparable provisions of applicable state tax law, the Optionee desires to amend each of the Options to increase the exercise price per share in effect for the unexercised portion of that Option that is potentially subject to Section 409A and identified as such on SCHEDULE I (the "Covered Portion") to the higher exercise price per share indicated for the Covered Portion of such Option on
SCHEDULE I.

      NOW THEREFORE, the parties hereby agree as follows:

      1. INCREASED EXERCISE PRICE. The exercise price per share set forth in the Option Agreement for each of the Options listed on SCHEDULE I is hereby increased, with respect to the shares subject to the Covered Portion of that Option, to the "New Exercise Price Per Share Following Amendment" set forth for that Option on SCHEDULE I.

      2. ENTIRE AGREEMENT. This Agreement, together with the Option Agreements (to the extent not expressly amended hereby) and the Plan, represents the entire agreement of the parties with respect to the Options and supersedes any and all previous contracts, arrangements or understandings between the parties with respect to such Options. This Agreement may be amended at any time only by means of a writing signed by the Optionee and an authorized officer of the Company.

      5. CONTINUATION OF OPTION AGREEMENTS. Except for the foregoing increases to the exercise prices per share for the Covered Portions of the Options, no other terms or provisions of the Option Agreements for such Options or the applicable Plans have been modified as a result of this Agreement, and those terms and provisions shall continue in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year indicated above.

                                    BROADCOM CORPORATION

                                    BY:/s/ Henry Samueli
                                       -----------------------------
                                    TITLE: Chairman of the Board and
                                           Chief Technical Officer

                                    OPTIONEE

                                    By:/s/ Bruce E. Kiddoo
                                       -------------------
                                          Bruce E. Kiddoo

SCHEDULE I

AMENDED OPTION(S)




                                                         NUMBER OF
                                                         OUTSTANDING
                                                         OPTION
                                         NEW             SHARES
                          EXERCISE       EXERCISE        SUBJECT
                          PRICE PER      PRICE PER       TO NEW,
                          SHARE          SHARE           AMENDED
              OPTION      PRIOR TO       FOLLOWING       EXERCISE
GRANT DATE    NUMBER      AMENDMENT      AMENDMENT       PRICE
--------------------------------------------------------------
07/03/2002    C02326      $10.49330      $12.74000       3,125
--------------------------------------------------------------
07/03/2002    F08076       10.49330       13.24000         352
--------------------------------------------------------------
07/03/2002    F10635       10.49330       13.01300       1,172
--------------------------------------------------------------